MERRILL LYNCH LIFE INSURANCE COMPANY	ML LIFE INSURANCE COMPANY OF NEW YORK
Merrill Lynch Life Variable Annuity	ML of New York Variable Annuity
Separate Account D	Separate Account D
Supplement Dated June 1, 2010	Supplement Dated June 1, 2010
to the	to the
Prospectus For	Prospectus For
IRA ANNUITY	IRA ANNUITY
(Dated May 1, 2010)	(Dated May 1, 2005)
This supplement describes a change regarding the variable annuity contracts listed above issued by Merrill Lynch Life Insurance Company and ML Life Insurance Company of New York. Please retain this supplement with your Prospectus for future reference.
On or about June 1, 2010 (“merger date”), the following funds will merge into the empty “shell funds” listed.

Current Fund	Acquiring Fund
Van Kampen Comstock Fund – Class A Shares	Invesco Van Kampen Comstock Fund – Class A Shares
Van Kampen Equity and Income Fund – Class A Shares	Invesco Van Kampen Equity and Income Fund – Class A Shares
Van Kampen Mid Cap Growth Fund – Class A Shares	Invesco Van Kampen Mid Cap Growth Fund –Class A Shares
This merger will not involve any change in the funds’ management, investment objective or policies because the surviving funds are empty “shell funds”.
Because of this merger, the following subaccounts (the “Subaccounts”) will be renamed:

Current Subaccount Name	New Subaccount Name (the “Subaccounts”)
Van Kampen Comstock Fund – Class A Shares	Invesco Van Kampen Comstock Fund – Class A Shares
Van Kampen Equity and Income Fund – Class A Shares	Invesco Van Kampen Equity and Income Fund – Class A Shares
Van Kampen Mid Cap Growth Fund – Class A Shares	Invesco Van Kampen Mid Cap Growth Fund –Class A Shares
No action is necessary on your part if you want to remain invested in the Subaccounts. If you do not wish to remain allocated to the Subaccounts, you may generally transfer your policy value allocated in these Subaccounts to any other subaccount listed in your Prospectus. However, please note that there may be negative consequences and you may lose certain benefits if your transfer or updated investment allocation violates any allocation guidelines and restrictions applicable to allocation instructions for premium payments or other purposes (for example, dollar cost averaging, asset rebalancing or guaranteed withdrawal benefits).
If you reallocate your policy value to another subaccount from the Subaccounts, you will not be charged for the transfer from that Subaccount to another available subaccount if made within 30 days of the merger date. This reallocation also will not count as a transfer for purposes of any free transfers that you receive each contract year.